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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 26, 2001


                            CardioGenesis Corporation
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               (Exact Name of Registrant as Specified in Charter)




           California                       000-28288                       77-0223740
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  (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                   File Number)                Identification No.)


      26632 Towne Center Drive, Suite 320,
          Foothill Ranch, California                                   92610
    ----------------------------------------                        ----------
    (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (714) 649-5000


                       Eclipse Surgical Technologies, Inc.
                  1049 Kiel Court, Sunnyvale, California 94089
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On July 26, 2001, CardioGenesis Corporation, the Registrant, issued a press release announcing its second quarter 2001 financial results. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

                Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:


        EXHIBIT            DESCRIPTION
        -------            -----------
          99.1             Press release of the Registrant, dated July 26, 2001,
                           announcing operating results for the second quarter
                           ended June 30, 2001.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDIOGENESIS CORPORATION



Date:  July 26, 2001                   By: /s/  J. Stephen Wilkins
                                           -------------------------------------
                                           J. Stephen Wilkins
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


        EXHIBIT            DESCRIPTION
        -------            -----------
          99.1             Press release of the Registrant, dated July 26, 2001,
                           announcing operating results for the second quarter
                           ended June 30, 2001.


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